                                                                   EXHIBIT 10.39

NABI
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                                           5800 PARK OF COMMERCE BOULEVARD, N.W.
                                                            BOCA RATON, FL 33487


                        EFFECTIVE AS OF DECEMBER 11, 2000

Mr. Thomas H. McLain
1617 SW 20th Avenue
Boca Raton, FL 33486

Dear Tom:

         Reference is made to the letter agreement between you and the undersigned pursuant to which you will receive compensation and other benefits under certain circumstances in the event of a Change of Control as defined in such agreement (the "Change of Control Severance Agreement").

         This will confirm that in the event you are entitled to receive compensation and other benefits under the Change of Control Severance Agreement and are entitled as well to receive severance or other benefits under an employment contact or other agreement, you shall be paid under whichever agreement provides the greatest value to you (as conclusively determined by you) but not under both agreements.

                                             Very truly yours,

                                             NABI

                                             By /s/ DAVID J. GURY
                                                ----------------------------
                                                  Name:  David J. Gury
                                                  Title:  President and CEO

Agreed:


/s/ THOMAS H. MCLAIN
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Name:  Thomas H. McLain
Title:  Sr. VP Corporate Services and CFO